UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2005

    Merrill Lynch & Co., Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-7182	13-2740599
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York       10080

(Address	of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 449-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other	Events

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-122639) filed by Merrill Lynch & Co., Inc. (the “Company”) with the Securities and Exchange Commission covering Medium-Term Notes, Series C, Due Nine Months or More from Date of Issue (the “Notes”) issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and JPMorgan Chase Bank, N.A. (as so amended, the “Indenture”). In connection therewith, the Company will issue “Medium-Term Notes, Series C, Monthly Income Strategic Return Notes®” under the Indenture. The exhibits consist of the form of Medium-Term Notes, Series C, Monthly Income Strategic Return Notes® and form of opinion of counsel relating to issuances of Medium-Term Notes, Series C, Monthly Income Strategic Return Notes®.

Item 9.01. Financial Statements	and Exhibits

(c	)	EXHIBITS

(4)		Instruments defining the rights of security holders, including indentures. Form of Merrill Lynch & Co., Inc.’s Medium-Term Notes, Series C, Monthly Income Strategic Return Notes®.

(5	) & (23)

Opinion re: legality; consent of counsel.

Form of Opinion of Sidley Austin Brown & Wood llp relating to the Medium-Term Notes, Series C, Monthly Income Strategic Return Notes® (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.’s Registration Statement relating to such Notes).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

MERRILL LYNCH & CO., INC. (Registrant)

By:	/S/ JOHN LAWS
John Laws Assistant Treasurer

Date: October 6, 2005

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

MERRILL LYNCH & CO., INC.

EXHIBITS TO CURRENT REPORT ON

FORM 8-K DATED OCTOBER 6, 2005

Commission File Number 1-7182

Exhibit Index

Exhibit No.	Description	Page

(4)	Instruments defining the rights of security holders, including indentures. Form of Merrill Lynch & Co., Inc.’s Medium-Term Notes, Series C, Monthly Income Strategic Return Notes®.

(5) & (23)

Opinion re: legality; consent of counsel.

Form of Opinion of Sidley Austin Brown & Wood llp relating to the Medium-Term Notes, Series C, Monthly Income Strategic Return Notes® (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.’s Registration Statement relating to such Notes).

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